UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On April 21, 2016, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the first quarter of 2016. A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes some financial measures outside of generally accepted accounting principles (GAAP), referred to as non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.” It also appears in the table entitled “Consolidated Quarterly Statements of Income” under “Additional Data.” The second non-GAAP financial measure, Net interest income-tax equivalent, appears in the tables entitled “Additional Data” at the bottom of the “Consolidated Quarterly Statements of Income” page. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income - tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three months ended
	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	Mar. 31,
(Dollars in thousands)	2016	2015	2015	2015	2015
Net interest income	$66,555	$66,083	$63,159	$58,674	$58,586
Tax equivalent adjustment	1,052	1,046	1,000	988	983
Net interest income - tax equivalent	$67,607	$67,129	$64,159	$59,662	$59,569

Average earning assets	$7,398,013	$7,219,995	$6,938,107	$6,616,960	$6,576,660

Net interest margin*	3.62%	3.63%	3.61%	3.56%	3.61%
Net interest margin (fully tax equivalent)*	3.68%	3.69%	3.67%	3.62%	3.67%

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release shows a non-GAAP ratio in the "Credit Quality" page of allowance for loan and leases losses (allowance) plus loan marks, net of the indemnification asset to total loans. The following table provides a reconciliation of this ratio to the corresponding GAAP components.

	Three months ended
	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	Mar. 31,
(Dollars in thousands)	2016	2015	2015	2015	2015
Allowance	$53,732	$53,398	$53,332	$52,876	$53,076
Loan marks	22,022	24,258	26,948	29,428	35,804
Allowance and loan marks	75,754	77,656	80,280	82,304	88,880
Indemnification asset	(16,256)	(17,630)	(18,931)	(20,338)	(20,397)
Allowance and loan marks, net of indemnification asset (a)	$59,498	$60,026	$61,349	$61,966	$68,483

Loans	$5,504,609	$5,388,760	$5,216,063	$4,852,774	$4,763,537
Loan marks	22,022	24,258	26,948	29,428	35,804
Total loans (b)	$5,526,631	$5,413,018	$5,243,011	$4,882,202	$4,799,341

Allowance and loan marks, net of indemnification asset, to total loans (a)/(b)	1.08%	1.11%	1.17%	1.27%	1.43%

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page. These ratios are: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Ending tangible shareholders' equity as a percent of ending tangible assets and Average tangible shareholders' equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release. The following table provides a reconciliation of these ratios to the corresponding GAAP components. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

	Three months ended
	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	Mar. 31,
	2016	2015	2015	2015	2015
	(Dollars in thousands, except per share data)
Net income (a)	$19,814	$19,820	$18,673	$18,949	$17,621

Average total shareholders' equity	$821,588	$817,756	$812,396	$800,598	$788,511
Less:
Goodwill and other intangibles	(211,533)	(211,865)	(211,732)	(145,465)	(145,586)
Average tangible equity (b)	610,055	605,891	600,664	655,133	642,925

Total shareholders' equity	826,587	809,376	813,012	802,383	795,742
Less:
Goodwill and other intangibles	(211,533)	(211,865)	(211,732)	(145,465)	(145,586)
Ending tangible equity (c)	615,054	597,511	601,280	656,918	650,156

Total assets	8,193,554	8,147,411	7,880,533	7,383,372	7,245,796
Less:
Goodwill and other intangibles	(211,533)	(211,865)	(211,732)	(145,465)	(145,586)
Ending tangible assets (d)	7,982,021	7,935,546	7,668,801	7,237,907	7,100,210

Risk-weighted assets (e)	6,478,716	6,308,139	6,073,899	5,647,658	5,583,461

Total average assets	8,118,945	7,950,278	7,611,389	7,243,886	7,201,313
Less:
Goodwill and other intangibles	(211,533)	(211,865)	(211,732)	(145,465)	(145,586)
Average tangible assets (f)	7,907,412	7,738,413	7,399,657	7,098,421	7,055,727

Ending common shares outstanding (g)	61,855,027	61,641,680	61,713,633	61,707,847	61,686,887

Ratios
Return on average tangible shareholders' equity (a)/(b)	13.06%	12.98%	12.33%	11.60%	11.12%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (c)/(d)	7.71%	7.53%	7.84%	9.08%	9.16%
Risk-weighted assets (c)/(e)	9.49%	9.47%	9.90%	11.63%	11.64%
Average tangible shareholders' equity of average tangible assets (b)/(f)	7.71%	7.83%	8.12%	9.23%	9.11%
Tangible book value per share (c)/(g)	$9.94	$9.69	$9.74	$10.65	$10.54

The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Exhibits.

(d)    Exhibits:

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Act.

99.1    First Financial Bancorp. Press Release dated April 21, 2016 - Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	April 21, 2016

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.        Description

99.1            First Financial Bancorp. Press Release dated April 21, 2016.